百济神州（北京）生物科技有限公司

Exhibit 10.10.2
RENEWED EMPLOYMENT CONTRACT

续订劳动合同协议书

Party A: (employer)	BeiGene (Beijing) Co., Ltd
甲方:	百济神州（北京）生物科技有限公司
Address:	No. 30 Science Park Road, Zhongguancun Life Science Park, Changping District, Beijing
地址：	北京市昌平区中关村生命科学院，科学园路30号
Party B: (Employee)	WANG LAI
乙方：	汪来
ID Number:
身份证号码：

Party A and Party B entered into an employment contract on May 9, 2014, which has a three-year term and expires on May 8, 2017.
甲方与乙方于2014年5月9日签订的为期3年的劳动合同，于2017年5月8日到期。

According to the Labor Law of the People’s Republic of China and the Labor Contract Law of the People’s Republic of China, after amicable negotiation, Party A and Party B agree to amend and renew the original employment contract as follows.
根据《中华人民共和国劳动法》，《中华人民共和国劳动合同法》，经甲乙双方平等协商，同意在原劳动合同的基础上延续劳动合同。

1. The term of the employment contract is renewed to:
1.延续的劳动合同期限为：

(1)固定期限：___年___月___日起至___年___月___日止。
(1) Fixed Term: from ___ to ___.

(2)无固定期限：自2017年5月9日起至甲乙双方约定的终止条件出现时止。
(2) Non-fixed Term: from May 9, 2017 to the date when the termination events agreed by both parties occur.

2. The following content is supplemented into this Renewed Employment Contract:
2.延续的劳动合同补充以下内容：

Pursuant to the needs of Party A, Party B agrees to provide services to Party A in the position of Senior Vice President, Head of China Development, Executive Director of Biomarkers and Pharmacology.
乙方同意根据甲方工作需要，担任高级副总裁，临床开发中国区首席总监，生物标记及药理部门首席总监岗位工作。

3. Other matters negotiated or agreed by the parties:
3.双方协商变更或约定的其他事项：

N/A无

This Renewed Employment Contract shal be executed in two counterparts and become effective upon signatures or affixing seals of both parties. Each party shall hold one original contract. This Renewed Employment Contract shall have the same legal effect with the original employment contract.

百济神州（北京）生物科技有限公司

本延续劳动合同书一式二份，经甲乙双方签名（盖章）后生效，甲乙双方各执一份，与劳动合同具有同等法律效力。

Party A: (affix corporate seal)	Party B: (Signature or Affix Seal) /s/ Lai Wang
甲方：（单位盖章）	乙方：（签名或盖章）

Legal Representative: (Signature or Affix Seal)	Or Agent: (Signature or Affix Seal)
法定代表人：（签名或盖章）	或委托代理人：（签名或盖章）

Date: Year/Month/Day
日期： 年 月 日